EXHIBIT 99


CARCO Auto Loan Master Trust Fixed Rate Auto Loan Asset Backed Certificates, Series 1999-4 Structural and Collateral Materials


         The information contained in the attached materials is referred to as the "Information".

         The attached Term Sheet has been prepared by Chrysler Financial Company L.L.C. ("CFC"). Neither Chase Securities Inc. nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

         The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

         The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

         Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting Andrew Dym at 212-834-5132.






                               DAIMLERCHRYSLER

                         CARCO Auto Loan Master Trust

                    U.S. AUTO RECEIVABLES COMPANY, Seller
                 CHRYSLER FINANCIAL COMPANY L.L.C., Servicer

                             Subject to Revision
                      Term Sheet dated November 4, 1999.

Issuer...............................................   CARCO Auto Loan Master Trust (the "Trust").

Seller...............................................   U.S. Auto Receivables Company ("USA" or the "Seller").

Servicer.............................................   Chrysler Financial Company L.L.C. ("CFC" or the
                                                        "Servicer"), a wholly owned subsidiary of DaimlerChrysler
                                                        Corporation ("DaimlerChrysler").

Trustee..............................................   The Bank of New York (the "Trustee").

Title of Securities..................................   $500,000,000 Fixed Rate Auto Loan Asset Backed
                                                        Certificates, Series 1999-4 (the "Series 1999-4
                                                        Certificates").

The Series 1999-4 Invested
   Amount............................................   The aggregate Series 1999-4 Invested Amount is expected
                                                        to be $500,000,000 on the Series Issuance Date (based on
                                                        information as of the Series Cut-Off Date) and represents
                                                        the principal amount of the Series 1999-4 Certificates
                                                        invested in Receivables as of the Series Issuance Date.
                                                        The Invested Amount is subject to decrease to the extent
                                                        funds are deposited in the Excess Funding Account and,
                                                        subsequently, to increase to the extent amounts are
                                                        withdrawn from the Excess Funding Account and paid to the
                                                        Seller. The Invested Amount is also subject to reduction
                                                        during the Series 1999-4 Accumulation Period and any
                                                        Early Amortization Period and at such other times as
                                                        deposits are made to the Excess

                                      1



                                                        Funding Account in connection with the payment of
                                                        Receivables.

                                                        The Trust's assets that are allocated to Series 1999-4 are referred to herein as the "Series 1999-4
                                                        Certificateholders' Interest".

Interest.............................................   Interest on the principal balance of the Series 1999-4
                                                        Certificates will accrue at [  ]% per annum (the "Series
                                                        1999-4 Certificate Rate") and will be payable to Series
                                                        1999-4 Certificateholders on the fifteenth day of each
                                                        month (or, if such day is not a business day, on the next
                                                        succeeding business day) (each, a "Distribution Date"),
                                                        commencing December 15, 1999. Interest will accrue for
                                                        the period from and including the most recent
                                                        Distribution Date to but excluding the next succeeding
                                                        Distribution Date (each an "Interest Period"), except
                                                        that the first Interest Period will be 33 days. Interest
                                                        for any Distribution Date due but not paid on such
                                                        Distribution Date will be due on the next Distribution
                                                        Date, together with, to the extent permitted by
                                                        applicable law, interest on such amount at the Series
                                                        1999-4 Certificate Rate. Interest will be calculated on
                                                        the basis of a 360-day year of twelve 30-day months.

Reserve Fund.........................................   The "Reserve Fund" will be a trust account established
                                                        and maintained in the name of the Trustee for the benefit
                                                        of the Series 1999-4 Certificateholders. On the Series
                                                        Issuance Date, the Seller will deposit $[1,750,000]
                                                        ([0.35%] of the principal balance of the Series 1999-4
                                                        Certificates) into the Reserve Fund. The "Reserve Fund
                                                        Required Amount" for any Distribution Date will equal
                                                        [0.35%] of the outstanding principal balance of the
                                                        Series 1999-4 Certificates for such Distribution Date
                                                        (after giving effect to any change therein on such
                                                        Distribution Date). The "Reserve Fund Deposit Amount" is
                                                        the amount, if any, by which the Reserve Fund Required
                                                        Amount exceeds the amount on deposit in the Reserve Fund.
                                                        Funds in the Reserve Fund will be invested in investments
                                                        that will mature on or prior to the next Distribution
                                                        Date. Amounts on deposit in the


                                      2




                                                        Reserve Fund will be available to pay Monthly Interest,
                                                        the Monthly Servicing Fee and Investor Default Amounts.

Series 1999-4 Expected Payment
   Date..............................................   November 15, 2002.

Excess Funding Account...............................   Except as provided below, the Excess Funded Amount (the
                                                        amount, if any, of the Series 1999-4 Certificates not
                                                        invested in Receivables) will be maintained in a trust
                                                        account established with the Trustee (the "Excess Funding
                                                        Account").

                                                        Upon (a) the commencement of any Early Amortization Period and (b) the May 2002 Distribution Date, some or all of
                                                        funds on deposit in the Excess Funding Account will be
                                                        distributed to the Series 1999-4 Certificateholders or
                                                        deposited in the Principal Funding Account.

Series 1999-4 Accumulation Period....................   Unless an Early Amortization Event that is not cured or
                                                        waived shall have occurred, the Series 1999-4
                                                        Certificates will have a Series 1999-4 Accumulation
                                                        Period of one, two, three, four or five month(s) long as
                                                        described in the following paragraph. During the Series
                                                        1999-4 Accumulation Period, Principal Collections and
                                                        certain other amounts allocable to the Series 1999-4
                                                        Certificateholders' Interest will be deposited on each
                                                        Distribution Date in a trust account established for the
                                                        benefit of the Series 1999-4 Certificateholders (the
                                                        "Principal Funding Account") and used to make principal
                                                        distributions to the Series 1999-4 Certificateholders
                                                        when due.

                                                        On the May 2002 Distribution Date and each Distribution
                                                        Date thereafter that occurs prior to the Series 1999-4
                                                        Accumulation Period Commencement Date, the Servicer shall
                                                        calculate the Series 1999-4 Accumulation Period Length.
                                                        The "Series 1999-4 Accumulation Period Length" will be
                                                        calculated on each such date as the lesser of (i) the
                                                        number of full Collection Periods between such
                                                        Distribution Date and the Series 1999-4 Expected Payment

                                      3



                                                        Date and (ii) the product, rounded upwards to the nearest
                                                        integer not greater than five, of (a) one divided by the
                                                        lowest Monthly Payment Rate on the Receivables during the
                                                        last 12 months and (b) a fraction, the numerator of which
                                                        is the sum of (i) the Invested Amount as of such
                                                        Distribution Date (after giving effect to all changes
                                                        therein on such date) and (ii) the invested amounts of all other Series (excluding certain Series) currently in their amortization or accumulation periods or expected to be in
                                                        their amortization or accumulation periods by the Series
                                                        1999-4 Expected Payment Date and the denominator of which
                                                        is the sum of the Series 1999-4 Invested Amount and the
                                                        invested amounts as of such Distribution Date (after
                                                        giving effect to all changes therein on such date) of all
                                                        other outstanding Series (excluding certain Series) which
                                                        are expected to be outstanding on the Series 1999-4
                                                        Expected Payment Date. The Series 1999-4 Accumulation
                                                        Period Commencement Date (which will be the first day of a
                                                        Collection Period) will occur when the number of full
                                                        Collection Periods remaining until the Series 1999-4
                                                        Expected Payment Date first equals the Series 1999-4
                                                        Accumulation Period Length as calculated above. If the
                                                        Series 1999-4 Accumulation Period Length is one month, two months, three months, four months or five months in
                                                        length, the "Series 1999-4 Accumulation Period
                                                        Commencement Date" shall be the first day of the October
                                                        2002 Collection Period, the September 2002 Collection
                                                        Period, the August 2002 Collection Period, the July 2002
                                                        Collection Period or the June 2002 Collection Period,
                                                        respectively. In addition, if at any time after the May
                                                        2002 Distribution Date, any other outstanding Series
                                                        (excluding certain Series) shall have entered into a
                                                        reinvestment period or an early amortization period, the
                                                        Series 1999-4 Accumulation Period Commencement Date shall
                                                        be the earlier of (i) the date that such outstanding
                                                        Series shall have entered into its reinvestment period or
                                                        early amortization period and (ii) the Series 1999-4

                                      4



                                                        Accumulation Period Commencement Date as previously
                                                        determined.

                                                        The effect of the calculation described above is to permit the reduction of the length of the Series 1999-4
                                                        Accumulation Period based on the invested amounts of
                                                        certain other Series which are scheduled to be in their
                                                        revolving periods during the Series 1999-4 Accumulation
                                                        Period and on increases in the principal payment rate,
                                                        which, if continued, would result in a shorter Series
                                                        1999-4 Accumulation Period.

Early Amortization Period............................   The Series 1999-4 Certificates will have an Early
                                                        Amortization Period if an Early Amortization Event
                                                        occurs. During an Early Amortization Period with respect
                                                        to Series 1999-4, Principal Collections and certain other
                                                        amounts allocable to the Series 1999-4
                                                        Certificateholders' Interest will be distributed to the
                                                        Series 1999-4 Certificateholders monthly on each
                                                        Distribution Date beginning with the Distribution Date
                                                        following the Collection Period in which such Early
                                                        Amortization Period commences.

                                                        The Seller is required to add Receivables to the Trust to
                                                        maintain the principal balance of Receivables in the Trust at a specified level. The failure of the Seller to add
                                                        Receivables when required will result in the occurrence of an Early Amortization Event. However, if no other Early
                                                        Amortization Event has occurred, the Early Amortization
                                                        Period resulting from such failure will terminate and the
                                                        Series 1999-4 Revolving Period will recommence when the
                                                        Seller would no longer be required to add Receivables to
                                                        the Trust, so long as the scheduled termination date of
                                                        such Revolving Period has not occurred.

                                                        Notwithstanding the foregoing, in the event of the
                                                        occurrence of certain Early Amortization Events, provided
                                                        that the scheduled termination date of the Series 1999-4
                                                        Revolving Period has not occurred, such Revolving Period
                                                        may recommence following receipt of (i) written
                                                        confirmation from each rating agency rating the Series
                                                        1999-4 Certificates (each, a "Rating


                                      5




                                                        Agency") (other than Moody's) that such Rating Agency's
                                                        rating of the Series 1999-4 Certificates will not be
                                                        withdrawn or lowered as a result of such recommencement
                                                        and (ii) the consent of Series 1999-4 Certificateholders
                                                        holding Series 1999-4 Certificates evidencing more than
                                                        50% of the aggregate unpaid principal amount of the Series
                                                        1999-4 Certificates to such recommencement.

Early Amortization Events............................   The Early Amortization Events with respect to the Series
                                                        1999-4 Certificates will include each of the following
                                                        events:

                                                        1. failure on the part of USA, the Servicer or CFC (i) to
                                                           make any payment required by the Pooling and Servicing
                                                           Agreement or the Receivables Purchase Agreement, (ii)
                                                           to deliver a Distribution Date Statement required by
                                                           the Pooling and Servicing Agreement, (iii) to comply
                                                           with its covenant not to create any lien on a
                                                           Receivable or (iv) to observe or perform in any
                                                           material respect any other covenant or agreement set
                                                           forth in the Pooling and Servicing Agreement or the
                                                           Receivables Purchase Agreement beyond any applicable
                                                           grace period;

                                                        2. any representation or warranty made by CFC, as seller
                                                           of the Receivables to USA, in the Receivables Purchase
                                                           Agreement or by USA in the Pooling and Servicing
                                                           Agreement or any information required to be given by
                                                           USA to the Trustee to identify the Accounts proves to
                                                           have been incorrect in any material respect when made
                                                           and continues to be incorrect in any material respect
                                                           for a period of 60 days after written notice and as a
                                                           result the interests of the Certificateholders are
                                                           materially and adversely affected; provided, however,
                                                           that an Early Amortization Event shall not be deemed to
                                                           occur thereunder if USA has repurchased the related
                                                           Receivables or all such Receivables, if applicable,
                                                           during such period in accordance with the provisions of
                                                           the Pooling and Servicing Agreement;

                                      6




                                                        3. the occurrence of certain events of bankruptcy,
                                                           insolvency or receivership relating to CFC,
                                                           DaimlerChrysler, the Trust or the Seller;

                                                        4. a failure by USA to convey Receivables in Additional
                                                           Accounts to the Trust when required;

                                                        5. on any Determination Date, the Available Subordinated
                                                           Amount for the next Distribution Date will be reduced
                                                           to an amount less than the Required Subordinated Amount
                                                           on such Determination Date after giving effect to the
                                                           distributions to be made on the next Distribution Date;

                                                        6. any Service Default with respect to the Series 1999-4
                                                           Certificates occurs;

                                                        7. on any Distribution Date, as of the last day of the
                                                           preceding Collection Period, the aggregate amount of
                                                           Principal Receivables relating to Used Vehicles exceeds
                                                           20% of the Pool Balance on such last day;

                                                        8. on any Determination Date, the average of the Monthly
                                                           Payment Rates for the three preceding Collection
                                                           Periods is less than 20%;

                                                        9. on any Distribution Date the amount of funds in the
                                                           Reserve Fund after giving effect to any withdrawals
                                                           therefrom or deposits thereto on such Distribution Date
                                                           shall be less than 0.10% of the outstanding principal
                                                           balance of the Series 1999-4 Certificates on such
                                                           Distribution Date (after giving effect to any changes
                                                           therein on such Distribution Date);

                                                       10. the Trust or USA becomes an investment company within
                                                           the meaning of the Investment Company Act of 1940, as
                                                           amended; and

                                                       11. the outstanding principal amount of the Series 1999-4
                                                           Certificates is not repaid by the Series 1999-4
                                                           Expected Payment Date.

                                      7




Subordination of the Seller's
   Interest..........................................   If the Interest Collections, Investment Proceeds, certain
                                                        amounts in the Reserve Fund and certain other amounts
                                                        allocable to the Series 1999-4 Certificateholders for any
                                                        Collection Period are not sufficient to cover the
                                                        interest payable with respect to the Series 1999-4
                                                        Certificates on the next Distribution Date (plus any
                                                        overdue interest and interest thereon), the Monthly
                                                        Servicing Fee for such Distribution Date, any Investor
                                                        Default Amount for such Distribution Date and certain
                                                        other amounts, the Available Subordinated Amount will be
                                                        applied to make up such deficiency.

                                                        The "Available Subordinated Amount" for a Determination
                                                        Date is equal to (a) the lesser of (i) the Available
                                                        Subordinated Amount for the preceding Determination Date,
                                                        minus, with certain limitations, the Draw Amount for such
                                                        preceding Determination Date, minus funds from the Reserve
                                                        Fund applied to cover any portion of the Investor Default
                                                        Amount, plus the excess, if any, of the Required
                                                        Subordinated Amount for such Determination Date over the
                                                        Required Subordinated Amount for the immediately preceding
                                                        Determination Date due to an increase in the Subordination
                                                        Factor, plus the amount of Excess Servicing available to
                                                        be paid to the Seller and (ii) the product of the
                                                        fractional equivalent of the Subordinated Percentage and
                                                        the Invested Amount minus (b) in the case of clause
                                                        (a)(i), the Incremental Subordinated Amount for such
                                                        preceding Determination Date, plus (c) the Incremental
                                                        Subordinated Amount for the current Determination Date,
                                                        plus (d) the Subordinated Percentage of funds to be
                                                        withdrawn from the Excess Funding Account on the
                                                        succeeding Distribution Date and paid to the Seller or
                                                        allocated to one or more Series; provided, however, (x)
                                                        that, from and after the commencement of the Series 1999-4
                                                        Accumulation Period until the Series 1999-4 Certificates
                                                        are paid in full and (y) from and after the commencement
                                                        of any Early Amortization Period that is not terminated as described herein until the payment in full of the Series
                                                        1999-4

                                      8



                                                        Certificates, the Available Subordinated Amount shall be
                                                        calculated based on the Invested Amount as of the close of business on the day preceding such Series 1999-4
                                                        Accumulation Period or Early Amortization Period, as
                                                        applicable. The Available Subordinated Amount for the
                                                        first Determination Date is equal to the Required
                                                        Subordinated Amount. The "Required Subordinated Amount"
                                                        shall mean, as of any date of determination, the sum of
                                                        (a) the product of the initial Subordinated Percentage, as adjusted from time to time other than as a result of an
                                                        increase therein at the option of the Seller, and the
                                                        Invested Amount and (b) the Incremental Subordinated
                                                        Amount.

                                                        The "Incremental Subordinated Amount" on any Determination
                                                        Date will equal the result obtained by multiplying (a) a
                                                        fraction, the numerator of which is the sum of the
                                                        Invested Amount on the last day of the immediately
                                                        preceding Collection Period and the Available Subordinated
                                                        Amount for such Determination Date (calculated without
                                                        adding the Incremental Subordinated Amount for such
                                                        Determination Date as described in clause (c) above), and
                                                        the denominator of which is the Pool Balance on such last
                                                        day by (b) the excess, if any, of (x) the sum of the
                                                        Overconcentration Amount, the Installment Balance Amount
                                                        and the aggregate amount of Ineligible Receivables on such
                                                        Determination Date over (y) the aggregate amount of
                                                        Ineligible Receivables, Receivables in Accounts containing
                                                        Dealer Overconcentrations and Receivables in Installment
                                                        Balances, in each case that became Defaulted Receivables
                                                        during the preceding Collection Period and are not subject to reassignment from the Trust, unless certain insolvency
                                                        events relating to the Seller or CFC have occurred.

                                                        The "Subordinated Percentage" will initially equal the
                                                        percentage equivalent of a fraction, the numerator of
                                                        which is the Subordination Factor and the denominator of
                                                        which will be the excess of 100% over the Subordination
                                                        Factor. The Subordination Factor will initially be
                                                        [10.5%],

                                      9



                                                        but will be subject to increase to [11.5%] in the event
                                                        that the rating of CFC's long-term unsecured debt is
                                                        lowered below BBB- by Standard & Poor's or withdrawn by
                                                        Standard & Poor's, unless the Seller receives written
                                                        confirmation from Standard & Poor's that the failure to so increase the Subordination Factor would not result in such
                                                        Rating Agency lowering or withdrawing its rating of the
                                                        Series 1999-4 Certificates. The Seller may, in its sole
                                                        discretion, increase at any time the Available
                                                        Subordinated Amount for so long as the cumulative amount
                                                        of such discretionary increases does not exceed the lesser of (i) $5,586,592.18 or (ii) [1.12%] of the Invested
                                                        Amount. The Seller is not under any obligation to increase the Available Subordinated Amount at any time, except as
                                                        described herein. If the Available Subordinated Amount
                                                        were reduced to less than the Required Subordinated
                                                        Amount, an Early Amortization Event would occur. The
                                                        Seller could elect to increase the Available Subordinated
                                                        Amount at the time such an Early Amortization Event would
                                                        otherwise occur, thus preventing or delaying the
                                                        occurrence of the Early Amortization Event.

Required Participation
   Percentage........................................   "Required Participation Percentage" shall mean, with
                                                        respect to Series 1999-4, 103%; provided, however, that
                                                        if the aggregate amount of Principal Receivables due from
                                                        any Dealer or group of affiliated Dealers at the close of
                                                        business on the last day of any Collection Period with
                                                        respect to which such determination is being made is
                                                        greater than 1.5% of the Pool Balance on such last day,
                                                        the Required Participation Percentage shall mean, as of
                                                        such last day and with respect to such Collection Period
                                                        and the immediately following Collection Period only,
                                                        104%; provided, further, that the Seller may, upon ten
                                                        days' prior notice to the Trustee and the Rating Agencies
                                                        reduce the Required Participation Percentage to not less
                                                        than 100%, so long as the Rating Agencies shall not have
                                                        notified the Seller or the Servicer that any such
                                                        reduction will result in a reduction or withdrawal

                                      10



z
                                                        of the rating of the Series 1999-4 Certificates or any
                                                        other outstanding Series or Class of Certificates.

Other Series Issuances...............................   As of the date hereof, nine other Series issued by the
                                                        Trust are outstanding.

Allocations..........................................   Interest Collections, Principal Collections and Defaulted
                                                        Receivables allocated to Series 1999-4 will be further
                                                        allocated between the Series 1999-4 Certificateholders'
                                                        Interest and the Seller's Interest as described below.

                                                        Interest Collections and Defaulted Receivables allocated
                                                        to Series 1999-4 will be allocated at all times to the
                                                        Series 1999-4 Certificateholders' Interest based on the
                                                        Floating Allocation Percentage applicable during the
                                                        related Collection Period. The Floating Allocation
                                                        Percentage for any Collection Period is the percentage
                                                        obtained by dividing the Invested Amount on the last day
                                                        of the immediately preceding Collection Period by the
                                                        product of (x) the Pool Balance on the last day of the
                                                        immediately preceding Collection Period and (y) the Series
                                                        Allocation Percentage for the Collection Period in respect of which the Floating Allocation Percentage is being
                                                        calculated. Principal Collections allocated to Series
                                                        1999-4 will be allocated to the Series 1999-4
                                                        Certificateholders' Interest based on the Floating
                                                        Allocation Percentage during any period (a "Nonprincipal
                                                        Period") that is not the Series 1999-4 Accumulation Period or an Early Amortization Period and based on the Principal
                                                        Allocation Percentage during the Series 1999-4
                                                        Accumulation Period and any Early Amortization Period.
                                                        "Principal Allocation Percentage" for any Collection
                                                        Period generally means the percentage equivalent (which
                                                        shall never exceed 100%) of a fraction, the numerator of
                                                        which is the Invested Amount as of the last day of the
                                                        Series 1999-4 Revolving Period, if such last day has
                                                        occurred or, if such last day has not occurred, as of the
                                                        last day of the immediately preceding Collection Period
                                                        or, after the Series 1999-4 Certificates have been

                                      11





                                                        paid in full, zero and the denominator of which is the
                                                        product of (x) the Pool Balance as of such last day and
                                                        (y) the Series Allocation Percentage for the Collection
                                                        Period in respect of which the Principal Allocation
                                                        Percentage is being calculated.

Excess Principal Collections.........................   Principal Collections otherwise allocable to other
                                                        Series, to the extent such collections are not needed to
                                                        make payments to or deposits for the benefit of the
                                                        Certificateholders of such other Series, will be applied
                                                        to cover principal payments due to or for the benefit of
                                                        the holders of the Series 1999-4 Certificates and of
                                                        other Series of Certificates entitled thereto.

Excess Servicing.....................................   All interest collections otherwise allocable to any
                                                        Series with respect to any Distribution Date, to the
                                                        extent such collections are not needed to make payments
                                                        to or deposits for the benefit of Certificateholders of
                                                        such Series on such Distribution Date, other than any
                                                        such collections that, if not distributed to the Seller,
                                                        would result in the available subordinated amount for
                                                        such Series being less than the required subordinated
                                                        amount for such Series, will be applied to cover
                                                        shortfalls with respect to interest payments and certain
                                                        other amounts due to or for the benefit of the holders of
                                                        the Series 1999-4 Certificates, the Series 1999-1
                                                        Certificates and certain Series of Certificates that may
                                                        be issued in the future, with such excess interest
                                                        collections allocated among such Series pro rata based on
                                                        the amounts of their respective shortfalls with respect
                                                        to such Distribution Date.

Registration of Series 1999-4
    Certificates ....................................   The Series 1999-4 Certificates will initially be
                                                        represented by one or more Certificates registered in the
                                                        name of Cede & Co., as the nominee of The Depository
                                                        Trust Company ("DTC"). No person acquiring an interest in
                                                        the Series 1999-4 Certificates will be entitled to
                                                        receive a definitive certificate representing such
                                                        person's interest except under certain limited
                                                        circumstances. Series 1999-4 Certificateholders may only
                                                        hold their Series 1999-4 Certificates

                                      12



                                                        through DTC. Series 1999-4 Certificates may not be held
                                                        through Cedelbank or the Euroclear System.

Servicing Fee Rate ..................................   1.0% or, if the Monthly Servicing Fee has been waived,
                                                        0.0% for the Distribution Date in respect of which the
                                                        Monthly Servicing Fee has been waived.

Optional Repurchase .................................   The Series 1999-4 Certificateholders' Interest will be
                                                        subject to optional repurchase by the Servicer on any
                                                        Distribution Date after the Invested Amount is reduced to
                                                        an amount less than or equal to $50,000,000 (10% of the
                                                        initial outstanding principal amount of the Series 1999-4
                                                        Certificates). The purchase price will equal the sum of
                                                        (i) the Invested Amount on the Determination Date
                                                        preceding the Distribution Date on which the purchase is
                                                        scheduled to be made, (ii) accrued and unpaid interest on
                                                        the Series 1999-4 Certificates at the Series 1999-4
                                                        Certificate Rate (together with interest on overdue
                                                        interest) and (iii) any outstanding Carry-over Amount.

Series 1999-4 Termination Date.......................   November 15, 2004.

ERISA Considerations ................................   Series 1999-4 Certificates may be eligible for purchase
                                                        by employee benefit plans.

Certificate Ratings .................................   It is a condition to the issuance of the Series 1999-4
                                                        Certificates that they be rated in the highest long-term
                                                        rating category by at least one nationally recognized
                                                        rating agency. A security rating is not a recommendation
                                                        to buy, sell or hold securities and is subject to
                                                        revision or withdrawal in the future by the assigning
                                                        rating agency.

Series Issuance Date ................................   November 12, 1999.

Series Cut-Off Date .................................   October 31, 1999.

                   THE DEALER FLOORPLAN FINANCING BUSINESS

         The Receivables sold to the Trust by the Seller pursuant to a Pooling and Servicing Agreement among USA, CFC and the Trustee (the "Pooling and Servicing Agreement") were or will be selected from extensions of credit and advances made by DaimlerChrysler, directly or as successor to Chrysler Corporation ("Chrysler"), and CFC, directly or as successor to Chrysler Financial Corporation or Chrysler Credit Corporation ("CCC"), to approximately 3,170 domestic motor vehicle dealers to finance their automobile and light duty truck inventory. CFC, directly or as successor to Chrysler Financial Corporation or CCC, financed 56.4% of the total number of all DaimlerChrysler franchised dealers as of September 30, 1999. Furthermore, CFC, directly or as successor to Chrysler Financial Corporation or CCC, has extended credit lines to 1,170 DaimlerChrysler-franchised dealers that also operate non-DaimlerChrysler franchises (representing approximately 40% of the aggregate credit lines of dealers in the U.S. Wholesale Portfolio as of September 30, 1999) and 427 non-DaimlerChrysler dealers (representing approximately 15% of such aggregate credit lines). As of September 30, 1999, the balance of Principal Receivables in the accounts of dealers serviced by CFC (the "U.S. Wholesale Portfolio") was approximately $9.4 billion. CFC currently services the U.S. Wholesale Portfolio through its Southfield Support office and through a network of 25 zone offices located throughout the United States.

         As of September 30, 1999, the average credit lines per dealer in the U.S. Wholesale Portfolio for new and used vehicles (which includes Auction Vehicles) were $3.89 million and $0.47 million, respectively, and the average balance of principal receivables per dealer was $2.97 million. As of September 30, 1999, the aggregate total receivables balance as a percentage of the aggregate total credit line was approximately 68.2%.

         The following table sets forth the percentages of dealer account balances by year of credit line origination for the U.S. Wholesale Portfolio.


                        Portfolio Percentages by Year
                          of Credit Line Origination
                           As of September 30, 1999

                                                                                                           Prior to
     1999            1998           1997          1996           1995          1994           1993           1993
     ----            ----           ----          ----           ----          ----           ----         --------
    6.42%            8.46%          6.67%         4.49%          7.13%         3.47%          5.96%         57.40%

         As of September 30, 1999, the weighted average spread over the Prime Rate charged to dealers in the U.S. Wholesale Portfolio was approximately 0.75%.

         Used Vehicles (which excludes Auction Vehicles) represented approximately 4.05% of the aggregate principal amount of receivables in the U.S. Wholesale Portfolio as of September 30, 1999. As of September 30, 1999, Used Vehicles represented approximately 4.21% of the aggregate principal amount of Receivables in the Trust (including Excluded Receivables).

         The following table provides the percentage of dealers in the U.S. Wholesale Portfolio that were subject to finance hold.

                           Finance Hold Experience

                                 As of
                             September 30,                               As of December 31,
                             -------------   -------------------------------------------------------------------------
                                 1999        1998    1997   1996    1995    1994   1993    1992    1991   1990    1989
                                 ----        ----    ----   ----    ----    ----   ----    ----    ----   ----    ----
Percentage of Dealers ...        0.5%        0.9%    2.1%   1.1%    1.8%    1.6%   3.2%    6.8%    9.4%   6.8%    4.6%

         The following table provides the number and percentage of dealers in Dealer Trouble Status in the U.S. Wholesale Portfolio as of the dates indicated.

                          Dealer Trouble Experience

                                 As of
                             September 30,                                As of December 31
                             -------------   -------------------------------------------------------------------------
                                 1999        1998      1997     1996     1995    1994     1993     1992   1991    1990
                                 ----        ----      ----     ----     ----    ----     ----     ----   ----    ----
Number of Dealers ....            24          21        24       20       6       12       21       56     100    129
Percentage of Dealers            0.8%        0.7%      0.7%     0.6%     0.2%    0.3%     0.6%     1.8%   3.1%    4.2%


                                 THE ACCOUNTS

         As of September 30, 1999, with respect to the Accounts in the Trust:
(a) there were approximately 3,040 Accounts and the Principal Receivables balance was approximately $8.9 billion; (b) the average credit lines per Dealer for new and used vehicles (which include Auction Vehicles) were approximately $3.86 million and $0.48 million, respectively, and the average balance of Principal Receivables per Dealer was approximately $2.92 million; and (c) the aggregate total Receivables balance as a percentage of the aggregate total credit line was approximately 67.3%. Unless otherwise indicated, the statistics included in this paragraph, in the table below and under " - Geographic Distribution" with respect to the Accounts and the Receivables in the Trust give effect to approximately $19.7 million of principal receivables balances with respect to certain Dealers (the "Excluded Receivables" and the "Excluded Dealers", respectively) that are in voluntary or involuntary bankruptcy proceedings or voluntary or involuntary liquidation or that, subject to certain limitations, are being voluntarily removed by the Seller (or the Servicer on its behalf) from the Trust. A portion of such principal receivables was created after such Dealers entered into such status or were designated by the Seller (or the Servicer on its behalf) for removal from the Trust and, as a result thereof, are owned by CFC and not the Trust. Principal receivables balances created prior to such Dealers entering into such status or being designated for removal from the Trust are included in the Principal Receivables balance.

         The following table sets forth the percentages of dealer account balances by year of credit line origination for the accounts in the Trust.

                        Portfolio Percentages by Year
                          of Credit Line Origination
                           As of September 30, 1999


                                                                                            Prior to
  1999          1998         1997         1996         1995         1994         1993         1993
  ----          ----         ----         ----         ----         ----         ----       --------
  5.12%         8.48%        6.54%        4.76%        5.54%        3.67%        6.13%       59.76%

         As of September 30, 1999, the weighted average spread over the Prime Rate charged to Dealers was approximately 0.75%.


Loss Experience

         The following tables set forth the average Principal Receivables balance and loss experience for each of the periods shown on the U.S. Wholesale Portfolio. Because the eligible Accounts in the Trust (the "Eligible Accounts") will be only a portion of the entire U.S. Wholesale Portfolio, actual loss experience with respect to the Eligible Accounts may be different. There can be no assurance that the loss experience for the Receivables in the future will be similar to the historical experience set forth below with respect to the U.S. Wholesale Portfolio. In addition, the historical experience set forth below reflects financial assistance provided by DaimlerChrysler or Chrysler to DaimlerChrysler-franchised dealers. If DaimlerChrysler is not able to or elects not to provide such assistance, the loss experience in respect of the U.S. Wholesale Portfolio may be adversely affected.

               Loss Experience for the U.S. Wholesale Portfolio

                                         Nine Months
                                     Ended September 30,                     Year Ended December 31,
                                     -------------------      ----------------------------------------------------
                                       1999        1998       1998        1997        1996        1995        1994
                                       ----        ----       ----        ----        ----        ----        ----
                                                                  (Dollars in millions)
Average Principal Receivables
   Balance(l) ..................       $10,417     $9,202      $9,236      $8,877      $8,825      $8,256      $6,754
Net Losses/(Net
   Recoveries)(2) ..............        $  (0)       $  9        $ 11         $ 4       $ (0)       $ (1)       $ (1)
Net Losses/(Net Recoveries)
   as a Percent of Liquidations         0.000%      0.022%      0.020%      0.007%    (0.000)%    (0.002)%    (0.003)%
Net Losses/(Net Recoveries)
   as a Percent of Average
   Principal Receivables
   Balance (3)..................        (0.00)%      0.13%       0.12%       0.04%     (0.00)%     (0.01)%     (0.01)%


         Loss Experience for the U.S. Wholesale Portfolio (Continued)

                                                              Year Ended December 31,
                                  --------------------------------------------------------------------------------
                                  1993         1992        1991         1990         1989        1988         1987
                                  ----         ----        ----         ----         ----        ----         ----
                                                               (Dollars in millions)
Average Principal
   Receivables
   Balance(l)................      $6,271      $5,344       $4,826       $4,726      $4,933       $4,129      $3,787
Net Losses/(Net
   Recoveries)(2)............        $ 12        $ 26         $ 36         $ 23        $ 13         $  3        $  2
Net Losses/(Net
   Recoveries) as a Percent
   of Liquidations...........       0.035%      0.098%       0.163%       0.117%      0.060%       0.015%      0.015%
Net Losses/(Net
   Recoveries) as a Percent
   of Average Principal
   Receivables Balance.......        0.19%       0.49%        0.75%        0.49%       0.26%        0.07%       0.06%

                                                             Year Ended December 31,
                                  --------------------------------------------------------------------------------
                                  1986           1985           1984           1983           1982           1981
                                  ----           ----           ----           ----           ----           ----
                                                              (Dollars in millions)
Average Principal
   Receivables
   Balance(l)..............      $2,991         $2,532        $ 2,098         $1,461         $1,451         $1,390
Net Losses/(Net
   Recoveries)(2)..........        $  3           $  1          $ (2)           $  2           $ 14           $ 12
Net Losses/(Net
   Recoveries) as a
   Percent of
   Liquidations............       0.023%         0.004%       (0.019)%         0.023%         0.239%         0.225%
Net Losses/(Net
   Recoveries) as a
   Percent of Average
   Principal Receivables
   Balance.................       0.10%          0.02%        (0.09)%          0.12%          0.95%          0.85%

(1) Average Principal Receivables Balance is the average of the month-end principal balances for the thirteen months ending on the last day of the period, except for the nine months ended September 30, 1999 and 1998 which are based on a four-month average.

(2) Net losses in any period are gross losses less recoveries for such period.

(3) Percentages for the nine months ended September 30, 1999 and 1998 are expressed on an annualized basis.

Aging Experience

         The following table provides the age distribution of vehicle inventory for all dealers in the U.S. Wholesale Portfolio, as a percentage of total principal outstanding at the date indicated. Because the Eligible Accounts will only be a portion of the entire U.S. Wholesale Portfolio, actual age distribution with respect to the Eligible Accounts may be different.

              Age Distribution for the U.S. Wholesale Portfolio

                         As of                                    As of
                     September 30                              December 31,
                     ------------   -------------------------------------------------------------------
        Days             1999       1998     1997     1996     1995     1994     1993     1992     1991
        ----             ----       ----     ----     ----     ----     ----     ----     ----     ----
1-120..............      84.6%      81.7%    80.1%    80.4%    82.2%    82.5%    82.4%    77.2%    75.9%
121-180............       7.1       11.0     10.8     10.0      9.3     10.1      9.6     13.8     12.9
181-270............       4.9        4.1      4.2      5.0      3.8      4.0      4.6      4.8      4.8
over 270...........       3.4        3.2      4.9      4.6      4.7      3.4      3.4      4.2      6.4


Geographic Distribution

         The following table provides the geographic distribution of the vehicle inventory for all dealers in the Trust on the basis of receivables outstanding and the number of dealers generating such portfolio.

              Geographic Distribution of Accounts in the Trust
                          As of September 30, 1999

                                          Percentage of                     Percentage of
                        Receivables        Receivables      Total Number       Number of
                      Outstanding (2)   Outstanding (2)(4)  of Dealers (3)  Dealers (3)(4)
                      ---------------   ------------------  --------------  --------------
Texas............   $ 776,925,835.64          8.77%              191              6.29%
California.......     700,455,050.61          7.90               187              6.16
New York.........     582,564,401.00          6.57               193              6.35
Florida..........     510,488,993.96          5.76               119              3.92
Illinois.........     505,070,115.65          5.70               164              5.40
New Jersey.......     472,613,818.70          5.33               132              4.35
Michigan.........     471,172,100.05          5.32               148              4.87
Other............   4,841,986,265.07         54.64             1,903             62.66
                   -----------------        ------             -----            ------
Total............  $8,861,276,580.68        100.00%            3,037            100.00%
                   =================        ======             =====            ======

(1) No other state includes more than 5% of the outstanding Receivables.
(2) Includes Excluded Receivables.
(3) Includes Excluded Dealers.
(4) May not add to 100.00% due to rounding.


                MATURITY AND PRINCIPAL PAYMENT CONSIDERATIONS

         Principal with respect to the Series 1999-4 Certificates will be payable if an Early Amortization Period that is not terminated has commenced. Full amortization of the Series 1999-4 Certificates by the November 2002 Distribution Date (the "Series 1999-4 Expected Payment Date") depends on, among other things, repayment by Dealers of the Receivables and may not occur if Dealer payments are insufficient therefor. Because the Receivables generally are paid upon retail sale of the underlying Vehicle, the timing of such payments is uncertain. In addition, there is no assurance that CFC will generate additional Receivables under the Accounts or that any particular pattern of Dealer payments will occur. In addition, the shorter the Series 1999-4 Accumulation Period Length the greater the likelihood that payment of the Series 1999-4 Certificates in full by the Series 1999-4 Expected Payment Date will be dependent on the reallocation of Principal Collections which are initially allocated to other outstanding Series. If one or more other Series from which Principal Collections are expected to be available to be reallocated to the payment of the Series 1999-4 Certificates enters into an early amortization period or reinvestment period after the May 2002 Distribution Date, Principal Collections allocated to such Series generally will not be available to be reallocated to make payments of principal of the Series 1999-4 Certificates and the final payment of principal of the Series 1999-4 Certificates may be later than the Series 1999-4 Expected Payment Date.

         Because an Early Amortization Event with respect to the Series 1999-4 Certificates may occur which would initiate an Early Amortization Period, the final distribution of principal on the Series 1999-4 Certificates may be made prior to the scheduled termination of the Series 1999-4 Revolving Period or prior to the Series 1999-4 Expected Payment Date.

         The amount of new Receivables generated in any month and monthly payment rates on the Receivables may vary because of seasonal variations in Vehicle sales and inventory levels, retail incentive programs provided by Vehicle manufacturers and various economic factors affecting Vehicle sales generally. The following table sets forth the highest and lowest monthly payment rates for the U.S. Wholesale Portfolio during any month in the periods shown and the average of the monthly payment rates for all months during the periods shown, in each case calculated as the percentage equivalent of a fraction, the numerator of which is the aggregate of all collections of principal during the period and the denominator of which is the average aggregate principal balance for such period. Monthly payment rates reflected in the table include principal credit adjustments. The monthly payment rates presented for 1981 through 1985 are calculated using quarterly data while monthly payment rates for 1986 through September of 1999 reflect actual monthly data. There can be no assurance that the rate of Principal Collections will be similar to the historical experience set forth below. Because the Eligible Accounts will be only a portion of the entire U.S. Wholesale Portfolio, historical monthly payment rates with respect to the Eligible Accounts may be different than those shown below.

            Monthly Payment Rates for the U.S. Wholesale Portfolio


                   Nine Months
                  -------------
                      Ended
                  September 30,                        Year Ended December 31,
                  -------------   ------------------------------------------------------------
                  1999    1998    1998    1997    1996    1995    1994    1993    1992    1991
                  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
Highest
  Month .....     69.0%   60.8%   60.8%   57.7%   58.3%   59.1%   59.7%   54.7%   50.6%   49.0%

Lowest
  Month .....     30.7    42.5    42.5    41.1    43.2    36.5    34.2    35.9    34.4    30.2

Average
  of the
  Months
  in the
  Period ....     49.3    50.1    50.0    48.2    49.0    45.6    50.3    46.6    41.3    38.4


                                           Year Ended December 31,
                  ----------------------------------------------------------------------------
                  1990    1989    1988    1987    1986    1985    1984    1983    1982    1981
                  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
Highest
 Month ......     42.1%   41.5%   48.7%   40.3%   56.7%   45.9%   43.7%   45.9%   35.5%   34.3%

Lowest
 Month ......     25.3    29.5    29.5    26.8    27.7    35.8    35.7    37.7    29.0    27.4

Average of
   the Months
   in the
   Period ...     35.7    35.6    41.2    34.2    37.7    40.1    39.9    42.2    32.9    32.2
